UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2022

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On July 21, 2022, Perma-Fix Environmental Services, Inc. (“the Company”) held its 2022 annual meeting of stockholders (the “2022 Annual Meeting”).

As of the record date for the 2022 Annual Meeting, 13,272,623 shares of the Company’s common stock, par value $.001 per share (“Common Stock”), were outstanding, each entitled to one vote per share. Of such outstanding shares of Common Stock, 9,625,251 shares were present at the meeting in person or by proxy, representing approximately 72.52% of the Company’s securities entitled to vote.

At the 2022 Annual Meeting, stockholders (1) reelected the Company’s eight directors; (2) ratified the appointment of Grant Thornton, LLP, as the Company’s independent registered public accounting firm for the 2022 fiscal year; and (3) approved, by non-binding advisory vote, the 2021 compensation of the Company’s named executive officers.

The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal No. 1—Election of Directors:

		Votes
Proposal	Votes For	Withhold
Election of Eight (8) Directors:
Thomas P. Bostick	5,629,070	308,373
Dr. Louis F. Centofanti	5,608,588	328,855
Kerry C. Duggan	5,832,742	104,701
Joseph T. Grumski	5,632,582	304,861
Joe R. Reeder	5,383,620	553,823
Larry M. Shelton	5,629,000	308,443
Zach P. Wamp	5,632,600	304,843
Mark A. Zwecker	5,552,018	385,425

There were 3,687,808 broker non-votes for each nominee. The election of directors was determined by a plurality of the votes cast at the meeting. Accordingly, withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on the proposal to elect directors. Each nominee was reelected as a director of the Company, to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Proposal No. 2—Ratification of the Appointment of Grant Thornton, LLP as the Independent Registered Public Accounting Firm of the Company for the 2022 Fiscal Year:

Votes For	Votes Against	Votes Abstention
9,559,474	58,618	7,159

There were no broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

Proposal No. 3—Approval, by an Advisory (Non-Binding) Vote, of the 2021 Compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Abstention
5,607,702	313,096	16,645

There were 3,687,808 broker non-votes on this matter. The affirmative vote of the holders of a majority of the votes cast at the meeting was necessary to approve the advisory vote on executive compensation. Withheld votes and broker non-votes were not treated as votes cast, and therefore had no effect on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

		By:	/s/ Ben Naccarato
Ben Naccarato
Dated:	July 22, 2022		Executive Vice President and Chief Financial Officer